UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 27, 2004



                          MEDSOURCE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  000-49702                  52-2094496
           --------                  ---------                  ----------
(State or Other Jurisdiction of    (Commission File No.)       (IRS Employer
        Incorporation)                                       Identification No.)


 110 Cheshire Lane, Suite 100, Minneapolis, MN                     55305
 ---------------------------------------------                     -----
   (Address of Principal Executive Offices)                      (Zip Code)


                                 (952) 807-1234
               Registrant's telephone number, including area code


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ITEM 5.    OTHER EVENTS.

     On April 27, 2004, MedSource Technologies Inc., a Delaware corporation ("MedSource"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Medical Device Manufacturing, Inc., a Colorado corporation and wholly owned subsidiary of UTI Corporation, a Maryland corporation ("Purchaser"), and Pine Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Purchaser ("Merger Sub"), pursuant to which Merger Sub will merge with and into MedSource, with MedSource being the surviving corporation (the "Merger") and becoming a wholly-owned subsidiary of Purchaser. The Merger is conditioned upon, among other things, the approval of the merger by MedSource's stockholders, any required antitrust clearance and the receipt by Purchaser of the proceeds contemplated by financing commitments. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. Certain MedSource stockholders, who collectively own approximately 25% of the outstanding shares of MedSource's common stock have agreed to vote their shares in favor of the Merger. A form of the Voting Agreement is filed as Exhibit 2.2. hereto and is incorporated herein by reference.

     MedSource issued a press release dated April 28, 2004 (the "Press Release"), which is attached as Exhibit 99.1 hereto and incorporated herein by reference, announcing the execution of the Merger Agreement.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits


   Exhibit  Description
   -------  -----------
      2.1 Agreement and Plan of Merger dated as of April 27, 2004, by and among MedSource Technologies Inc., Medical Device Manufacturing, Inc. and Pine Merger Corporation.

      2.2   Form of Voting Agreement.

      99.1  Press Release of the Registrant dated April 28, 2004.


ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION.

     The Press Release also announced MedSource's results of operations for its fiscal third quarter ended March 28, 2004.

     The information under Item 12 of this Current Report Form 8-K, including
Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 27, 2004

                                  MEDSOURCE TECHNOLOGIES, INC.


                                  By: /s/ William J. Kullback
                                      -----------------------------------------
                                      William J. Kullback
                                      Senior Vice President - Finance
                                       and Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


         Exhibit No.                Description
         -----------                -----------

            2.1 Agreement and Plan of Merger dated as of April 27, 2004, by and among MedSource Technologies Inc., Medical Device Manufacturing, Inc. and Pine Merger Corporation.

            2.2         Form of Voting Agreement.

            99.1        Press Release of the Registrant dated April 28, 2004.